UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

VIEWPOINT FINANCIAL GROUP
 (Exact name of registrant as specified in its charter)

United States	001-32992	20-4484783
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 W. 15th Street, Plano, Texas	75075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 578-5000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2008, the ViewPoint Financial Group Board of Directors approved an amendment to Article III, Section 4 of the bylaws of ViewPoint Financial Group. (Please reference Exhibit 3.2 of ViewPoint Financial Group’s Form 10-Q filing on August 9, 2007, for the original text of the Registrant’s bylaws.) This amendment removed the age cap of 72 years of age for persons seeking election, reelection, appointment or reappointment to the Board of Directors. The remaining terms of the bylaws remain unchanged. The amended bylaws are attached to this report as Exhibit 3.2, which is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 3.2 ViewPoint Financial Group’s bylaws, as amended on November 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP

Date:	November 24, 2008	By:	/s/ Mark E. Hord

Mark E. Hord, Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.2	ViewPoint Financial Group’s bylaws, as amended on November 20, 2008